UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2021

Liberty Resources Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40883	86-3485220
(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street

Suite 500

Miami, Florida 33130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-305-809-7217

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	LIBYU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	LIBY	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LIBYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 3, 2021, Liberty Resources Acquisition Corp., a Delaware corporation (the “Company”), entered into an underwriting agreement by and between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the several underwriters named therein (collectively, the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference (the “Underwriting Agreement”), relating to the Company’s initial public offering (the “Offering”) of 11,500,000 units units (including up to 1,500,000 units that may be purchased to cover over-allotments, if any) (the “Units”) at a price to the public of $10.00 per Unit. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters in the Offering a 45-day option to purchase up to 1,500,000 additional Units solely to cover over-allotments, if any (the “Option”). The Underwriters exercised the Option in full resulting in the sale of 11,500,000 Units in total and additional gross proceeds of $15,000,000. The Offering resulted in gross proceeds of $115 million, a portion of which will be placed in a U.S.-based trust account (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, acting as trustee.

The foregoing is only a brief description of the terms of the Underwriting Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Underwriting Agreement that is attached as Exhibit 1.1 hereto and incorporated herein by reference.

The Offering was made pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-259342), originally filed with the U.S. Securities and Exchange Commission on September 3, 2021 and declared effective on November 3, 2021 (the “Registration Statement”).

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●       the Underwriting Agreement.

●       a Warrant Agreement, dated November 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●       a Letter Agreement, dated November 8, 2021, by and among the Company, its officers and directors and the Company’s sponsor, Liberty Fields LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●       an Investment Management Trust Agreement, dated November 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●       a Registration Rights Agreement, dated November 8, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●       a Placement Unit Purchase Agreement, dated November 8, 2021 (the “Unit Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●       Indemnity Agreements, each dated November 8, 2021, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

●       an Administrative Support Agreement, dated November 8, 2021 (the “Administrative Services Agreement”), by and between the Company and Liberty Fields LLC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

On November 8, 2021, simultaneously with the consummation of the Offering, the Company consummated the private placement of an aggregate of 530,275 units (the “Private Placement Units”) to Liberty Fields, LLC the sponsor of the Company (the “Sponsor”), at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $ 5,302,750 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except that (a) the Private Placement Units and their component securities will not be transferable, assignable or saleable until 30 days after the consummation of the Company’s initial business combination except to permitted transferees and (b) the warrants included as a component of the Private Placement Units, so long as they are held by the Sponsor or its permitted transferees, (i) may be exercised by the holders on a cashless basis and (ii) will be entitled to registration rights.

Item 8.01.	Other Events

A total of $116,725,000, comprised of the proceeds from the Offering and the proceeds of the sale of the Private Placement Units, net of the underwriting commissions, discounts, and offering expenses, was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares of Class A common stock properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or certain amendments to the Charter prior thereto or to redeem 100% of the public shares of Class A common stock if the Company does not complete its initial business combination within 12 months from the closing of the Offering (or up to 15 months if the Company has filed a proxy statement, registration statement or similar filing for an initial business combination within 12 months from the consummation of this Offering but has not completed the initial business combination within such 12-month period, or up to 21 months if the Company extends the period of time to consummate a business combinationfrom the closing of the Offering pursuant to the Charter or as extended by the Company’s stockholders in accordance with the Charter) or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, subject to applicable law.

On November 3, 2021, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On November 8, 2021, the Company issued a press release annoucing the closing of the Offering, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by referencde.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 3, 2021, between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the underwriters named therein

3.1	Amended and Restated Certificate of Incorporation dated October 12, 2021

4.1	Warrant Agreement, dated November 4, 2021, between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated November 8, 2021, among the Company, Liberty Fields LLC and each of the executive officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated November 8, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement, dated November 8, 2021, among the Company and certain securityholders.

10.4	Placement Unit Purchase Agreement, dated November 8, 2021, between the Company and Liberty Fields LLC.

10.5	Form of Indemnity Agreement.(1)

10.6	Administrative Support Agreement, dated November 8, 2021, by and between the Company and Liberty Fields LLC.

99.1	Press release dated November 3, 2021

99.2	Press release dated November 8, 2021

(1)	Incorporated by reference as an exhibit to the Company’s Form S-1 (File No. 333-259342), filed with the SEC on September 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY RESOURCES ACQUISITION CORP.

Date: November 8, 2021	By:	/s/ Dato’ Maznah Binti Abdul Jalil
Dato’ Maznah Binti Abdul Jalil
Chief Executive Officer